UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2008

H&E Equipment Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51759	81-0553291
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana		70816
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(225) 298-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2008, the Board of Directors of H&E Equipment Services, Inc. (the "Company") appointed Bradley W. Barber as Executive Vice President and Chief Operating Officer of the Company, effective immediately. The Chief Operating Officer position is a newly created position within the Company's organizational structure. Mr. Barber was previously the Company's Executive Vice President and General Manager, positions he had held since November 2005. Prior to that, Mr. Barber served as Vice President of Rental Operations from February 2003 to November 2005 of H&E Equipment Services, LLC, the predecessor to the Company. Mr. Barber is a named executive officer in the Company's 2008 Proxy Statement filed with the Securites and Exchange Commission on April 25, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

June 5, 2008	By:	/s/ Leslie S. Magee

Name: Leslie S. Magee
Title: Chief Financial Officer and Secretary